UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Short Term Investment Fund

Semiannual report 1|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Semiannual report
1 | 31 | 15

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio managers	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Financial statements	14

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 16, 2015

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

The fund — class P shares
Putnam Short Term Investment Fund
Fund's benchmark
BofA Merrill Lynch U.S. Treasury Bill Index
Fund's Lipper peer group average
Institutional Money Market Funds
0.07
0.08
0.03
0.07
0.06
0.02
0.04
0.03
0.01
LIFE OF FUND (since 2/19/13)
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

*Returns for the six-month period are not annualized, but cumulative.

2     Short Term Investment Fund

Interview with your fund’s portfolio managers

Joanne M. Driscoll, CFA

Jonathan M. Topper

What was the interest-rate environment like during the six-month reporting period ended January 31, 2015?

Joanne: Interest rates on the short end of the yield curve were flat to marginally tighter for the period, as Federal Reserve policy continued to hold short-term interest rates in the 0% to 0.25% range. Outside the United States, central banks around the globe remained committed to their accommodative monetary policies to promote growth in their respective economies. However, with the U.S. economy further along in its recovery, the Fed terminated its bond-buying stimulus program this past October.

Energy prices tumbled to multiyear lows as the Organization of Petroleum Exporting Countries declined to cut production. In fact, the price of oil dropped by approximately 50% from June to December, when it hit a five-year low. Although lower oil prices leave more money in U.S. consumers’ pockets, they had a negative effect on the energy sector and oil-exporting developing countries that rely on revenues from oil reserves. For the United States, one of the more immediate impacts of falling oil prices was on inflation, which, if it stays low, may grant the Fed more flexibility to hold off raising interest rates.

Against this backdrop, investors remained cautious throughout the period about the potential impact of the Fed raising interest rates in 2015. With U.S. economic growth expected to maintain its recent strength,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12.

Short Term Investment Fund     3

buoyed by improving trends in employment and a pickup in consumer and business spending, most analysts anticipate that the Fed could begin raising the federal funds rate mid-year. However, the dollar’s rise against foreign currencies and a deterioration of economic conditions in non-U.S. developed and emerging markets could temper those expectations in the months ahead.

How did Putnam Short Term Investment Fund perform against this backdrop?

Jonathan: The Fed’s decision to hold its benchmark federal funds rate at near zero percent throughout the period contributed to an absolute low level of yields at the front end of the yield curve. Accordingly, the fund’s performance fell in line with this rate environment for the six-month period ended January 31, 2015. However, the fund outperformed its benchmark, the BofA Merrill Lynch U.S. Treasury Bill Index, and the average return of its Lipper peer group.

The fund differs from a money market fund in that it is not designed to offer a stable net asset value [NAV] per-share price of $1.00. Furthermore, the portfolio, which is managed to provide as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity, can invest in a broader range of sectors and securities than can a traditional money market fund — offering greater income potential without generating significantly more risk,

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 1/31/15. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

* The “Cash and net other assets” category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

4     Short Term Investment Fund

“We have expected upward pressure
on U.S. interest rates for some time,
but global factors have continued to
hold these movements in check.”

Joanne Driscoll

in our view. We strive to achieve this income potential through a diversified portfolio of short-duration [duration measures sensitivity to interest-rate changes, with shorter duration meaning less sensitivity], investment-grade money market instruments, and other fixed-income securities. The fund must maintain a dollar-weighted average portfolio maturity of three years or less.

What can you tell us about your investment approach during the reporting period?

Joanne: We looked for investments that allowed us to extend maturities further out on the short end of the yield curve to lock in attractive rates with minimal risk, in our opinion. As part of this strategy, we focused on agency discount notes and a diversified list of high-quality credits including some new corporate names. During the period, we also added term repurchase agreements to the portfolio in the one-week maturity range to provide additional liquidity. We also added exposure to U.S. Treasuries by purchasing longer-dated, floating-rate Treasury notes with two-year maturities and rates that reset

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Short Term Investment Fund     5

on a daily basis against the most recent 13-week Treasury bill.

Repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries, mortgages backed by U.S. government agencies, and corporate bonds and notes continued to represent a large weighting in the portfolio, and they provided a regular source of liquidity. At period-end, the fund held a considerable exposure to U.S. government agency notes — such as those issued by the Federal Farm Credit Funding Corporation, Federal National Mortgage Association, Federal Home Loan Banks, and Federal Home Loan Mortgage Corporation. We also saw opportunities to add exposure to one- to four-month corporate issuers and various bank names in commercial paper and certificates of deposit.

Given our interest-rate outlook, we maintained a relatively low duration, thereby limiting the fund’s sensitivity to changes in interest rates. On January 31, 2015, the portfolio’s average duration stood at a fraction of a year, or 0.15. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year.

Could you highlight some holdings that exemplified your strategy during the period?

Jonathan: We would point to the fund’s investments in what we believe are large, creditworthy banks in strong financial condition, such as U.S. Bank and Wells Fargo. In our opinion, these banks’ asset-quality measures are strong and profits are being retained to help build capital. We also found what we considered to be attractive opportunities in first-tier corporate commercial paper programs like Apple and Eli Lilly. We also invested in the asset-backed commercial paper [ABCP] market, including Old Line and Jupiter Securities. We focused on ABCP issuers that are backed by diverse, high-quality financial assets, such as auto and mortgage loans, as well as other asset types that we believe have ample third-party structural support and strong management and sponsorship.

What are your thoughts about the future course of interest rates?

Joanne: The central bank’s decision to begin increasing its federal funds rate from near zero is expected to depend on the pace of the U.S. recovery, inflation, and further improvement in the labor market. At their meeting this past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of rate increases. While lower inflation expectations could keep the Fed on hold, we believe the rapidly healing labor market will prompt the Fed to move, as the central bank is concerned with the longer-term consequences of the misallocation of cheap capital.

We have expected upward pressure on U.S. interest rates for some time, but global factors have continued to hold these movements in check. Thus, we believe the impact on the short end of the yield curve will occur much closer to when the Fed actively begins raising its benchmark rate. Accordingly, we think it best to maintain the portfolio’s flexibility, especially since the markets tend to price in anticipated Fed action before policy adjustments become reality.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary

6     Short Term Investment Fund

in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

How can an increase in the unemployment rate — to 5.7% in January 2015 from 5.6% in December 2014 — mean good news? The answer: More than one million people entered the workforce in January — which includes those actively seeking work. This is good news because it appeared that many people had abandoned looking for a job altogether in the wake of the Great Recession. That’s changing. The labor participation rate ticked up to 62.9% in January from 62.7% in December, according to the Bureau of Labor Statistics (BLS). Many believe that, for the economic recovery to continue, more people who have been sitting on the sidelines will need to reenter the labor market, even though they may not land a job right away. The BLS also noted that 257,000 jobs were added in January, slightly above expectations. More importantly, figures from previous months were revised higher: There were 329,000 additional jobs in December and an even more impressive 423,000 jobs in November. The BLS also reported a gain in average hourly earnings, which rose 0.5% in January after declining slightly in December. Wage growth might be luring people back to the workforce, particularly within lower-paying industries such as retail.

Short Term Investment Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section of this report for definitions of the share class offered by your fund.

Fund performance Total return for periods ended 1/31/15

Class P
(inception date)	(2/19/13)
Net asset value
Life of fund	0.13%
Annual average	0.07
1 year	0.07
6 months	0.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/15

	BofA Merrill Lynch U.S. Treasury Bill Index	Lipper Institutional Money Market Funds category average*
Life of fund	0.16%	0.05%
Annual average	0.08	0.03
1 year	0.06	0.02
6 months	0.03	0.01

Index and Lipper results should be compared with fund performance at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 1/31/15, there were 282, 280, and 277 funds, respectively, in this Lipper category.

8     Short Term Investment Fund

Fund distribution information For the six-month period ended 1/31/15

Distributions	Class P
Number	6
Income	$0.000396
Capital gains	—
Total	$0.000396
Current rate (end of period)	Class P
Current dividend rate[2]	0.10%
Current 30-day SEC yield (with expense limitation)[1,3]	0.08
Current 30-day SEC yield (without expense limitation)[3]	–0.18

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1For a portion of the periods, the fund had expense limitations, without which yields would have been lower.

2Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

3Based only on investment income.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

Class P
(inception date)	(2/19/13)
Net asset value
Life of fund	0.12%
Annual average	0.07
1 year	0.07
6 months	0.04

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Short Term Investment Fund     9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P
Net expenses for the fiscal year ended 7/31/14*	0.03%
Total annual operating expenses for the fiscal year ended 7/31/14	0.28%
Annualized expense ratio for the six-month period ended 1/31/15	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2014, to January 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,000.40

*Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10     Short Term Investment Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2015, use the following calculation method. To find the value of your investment on August 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,025.05

*Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Term Investment Fund     11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12     Short Term Investment Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14     Short Term Investment Fund

The fund’s portfolio 1/31/15 (Unaudited)

U.S. GOVERNMENT AGENCY OBLIGATIONS (23.9%)*	Yield (%)	Maturity date	Principal amount	Value
Federal Farm Credit Banks Funding Corporation unsec. discount notes	0.060	2/20/15	$17,500,000	$17,499,825
Federal Farm Credit Banks Funding Corporation unsec. discount notes	0.060	2/9/15	35,000,000	34,999,860
Federal Farm Credit Banks Funding Corporation unsec. discount notes	0.050	2/2/15	25,000,000	25,000,000
Federal Home Loan Banks unsec. discount notes	0.145	5/19/15	3,797,000	3,796,351
Federal Home Loan Banks unsec. discount notes	0.135	6/3/15	12,500,000	12,497,063
Federal Home Loan Banks unsec. discount notes	0.125	5/29/15	17,500,000	17,496,728
Federal Home Loan Banks unsec. discount notes	0.125	5/27/15	18,000,000	17,996,688
Federal Home Loan Banks unsec. discount notes	0.110	5/18/15	9,100,000	9,098,462
Federal Home Loan Banks unsec. discount notes	0.110	3/13/15	10,295,000	10,294,701
Federal Home Loan Banks unsec. discount notes	0.097	2/25/15	33,000,000	32,999,571
Federal Home Loan Banks unsec. discount notes	0.095	5/1/15	63,000,000	62,991,054
Federal Home Loan Banks unsec. discount notes	0.060	2/9/15	17,500,000	17,499,930
Federal Home Loan Banks unsec. notes [k]	0.070	4/29/15	32,700,000	32,694,343
Federal Home Loan Mortgage Corporation unsec. discount notes	0.130	7/10/15	42,800,000	42,784,977
Federal Home Loan Mortgage Corporation unsec. discount notes	0.130	6/8/15	17,500,000	17,495,713
Federal Home Loan Mortgage Corporation unsec. discount notes	0.105	5/11/15	7,955,000	7,953,743
Federal Home Loan Mortgage Corporation unsec. discount notes	0.105	3/30/15	10,300,000	10,299,567
Federal Home Loan Mortgage Corporation unsec. discount notes	0.100	5/8/15	17,500,000	17,497,323
Federal Home Loan Mortgage Corporation unsec. discount notes	0.100	3/16/15	6,000,000	5,999,814
Federal Home Loan Mortgage Corporation unsec. discount notes	0.090	5/20/15	34,500,000	34,494,066
Federal Home Loan Mortgage Corporation unsec. discount notes	0.085	4/27/15	89,815,000	89,806,190
Federal Home Loan Mortgage Corporation unsec. discount notes	0.081	4/20/15	50,000,000	49,995,500
Federal Home Loan Mortgage Corporation unsec. discount notes	0.080	4/10/15	22,000,000	21,998,284
Federal Home Loan Mortgage Corporation unsec. discount notes	0.060	2/11/15	35,000,000	34,999,825
Federal Home Loan Mortgage Corporation unsec. discount notes, Ser. RB	0.090	5/19/15	20,000,000	19,996,580
Federal Home Loan Mortgage Corporation unsec. discount notes, Ser. RB	0.090	5/14/15	2,700,000	2,699,560
Federal Home Loan Mortgage Corporation unsec. discount notes, Ser. RB	0.085	3/5/15	45,000,000	44,998,965
Federal Home Loan Mortgage Corporation unsec. discount notes, Ser. RB	0.075	2/3/15	14,060,000	14,059,986
Federal Home Loan Mortgage Corporation unsec. notes [k]	0.500	4/17/15	2,925,000	2,927,053

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U.S. GOVERNMENT AGENCY OBLIGATIONS (23.9%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Federal National Mortgage Association unsec. discount notes	0.160	4/1/15	$24,300,000	$24,298,348
Federal National Mortgage Association unsec. discount notes	0.140	6/10/15	8,786,000	8,783,812
Federal National Mortgage Association unsec. discount notes	0.095	4/13/15	11,480,000	11,479,059
Federal National Mortgage Association unsec. discount notes	0.092	5/1/15	51,500,000	51,492,687
Federal National Mortgage Association unsec. discount notes	0.090	5/18/15	16,000,000	15,997,296
Federal National Mortgage Association unsec. discount notes	0.090	4/29/15	17,500,000	17,498,250
Federal National Mortgage Association unsec. discount notes	0.090	3/11/15	32,500,000	32,499,090
Federal National Mortgage Association unsec. discount notes	0.090	3/2/15	23,250,000	23,249,512
Federal National Mortgage Association unsec. discount notes	0.085	2/18/15	33,600,000	33,599,698
Federal National Mortgage Association unsec. discount notes	0.060	2/27/15	32,000,000	31,999,552
Federal National Mortgage Association unsec. discount notes, Ser. BB	0.165	4/2/15	17,500,000	17,498,793
Federal National Mortgage Association unsec. discount notes, Ser. BB	0.060	2/26/15	25,800,000	25,799,665
Total U.S. government agency obligations (cost $1,006,981,504)				$1,007,067,484

REPURCHASE AGREEMENTS (22.8%)*	Principal amount	Value
Interest in $56,500,000 joint tri-party repurchase agreement dated 1/30/15 with Bank of Nova Scotia due 2/2/15 — maturity value of $25,000,104 for an effective yield of 0.05% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.375% to 2.625% and due dates ranging from 11/15/15 to 2/15/44, valued at $57,630,253)	$25,000,000	$25,000,000
Interest in $150,000,000 joint tri-party repurchase agreement dated 1/30/15 with Barclays Capital, Inc. due 2/2/15 — maturity value of $75,000,250 for an effective yield of 0.04% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 1.250% to 2.500% and due dates ranging from 7/15/20 to 2/15/41, valued at $153,000,001)	75,000,000	75,000,000
Interest in $135,000,000 joint tri-party repurchase agreement dated 1/30/15 with BNP Paribas US due 2/2/15 — maturity value of $66,972,446 for an effective yield of 0.08% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 4.500% and due dates ranging from 10/1/25 to 11/20/44, valued at $137,700,000)	66,972,000	66,972,000
Interest in $400,000,000 joint tri-party repurchase agreement dated 1/30/15 with Citigroup Global Markets, Inc. due 2/2/15 — maturity value of $79,000,461 for an effective yield of 0.07% (collateralized by various mortgage backed securities and various U.S. Treasury notes with coupon rates ranging from 1.313% to 5.766% and due dates ranging from 4/30/19 to 7/1/46, valued at $408,000,072)	79,000,000	79,000,000

16     Short Term Investment Fund

REPURCHASE AGREEMENTS (22.8%)* cont.	Principal amount	Value
Interest in $378,317,000 joint tri-party repurchase agreement dated 1/30/15 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 2/2/15 — maturity value of $78,980,395 for an effective yield of 0.06% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 4.000% and due dates ranging from 11/1/33 to 1/1/45, valued at $385,883,340)	$78,980,000	$78,980,000
Interest in $250,620,000 joint tri-party term repurchase agreement dated 1/29/15 with Barclays Capital, Inc. due 2/5/15 — maturity value of $190,621,483 for an effective yield of 0.04% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 6.000% and due dates ranging from 6/1/25 to 1/1/45, valued at $255,632,400)	190,620,000	190,620,000
Interest in $250,600,000 joint tri-party term repurchase agreement dated 1/29/15 with Citigroup Global Markets, Inc. due 2/5/15 — maturity value of $166,701,945 for an effective yield of 0.06% (collateralized by a U.S. Treasury note with a coupon rate of 2.000% and a due date of 10/31/21, valued at $255,612,045)	166,700,000	166,700,000
Interest in $100,000,000 joint tri-party term repurchase agreement dated 1/30/15 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 2/6/15 — maturity value of $66,800,779 for an effective yield of 0.06% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 4.000% and due dates ranging from 1/1/43 to 12/1/44, valued at $102,000,000)	66,800,000	66,800,000
Interest in $25,000,000 tri-party repurchase agreement dated 1/30/15 with Credit Suisse Securities (USA), LLC due 2/2/15 — maturity value of $25,000,125 for an effective yield of 0.06% (collateralized by various U.S. Treasury notes with coupon rates ranging from 0.125% to 1.875% and due dates ranging from 4/15/17 to 1/15/22, valued at $25,504,208)	25,000,000	25,000,000
Interest in $100,000,000 tri-party repurchase agreement dated 1/30/15 with Goldman, Sachs & Co. due 2/2/15 — maturity value of $100,000,583 for an effective yield of 0.07% (collateralized by various mortgage backed securities with coupon rates ranging from 0.875% to 6.210% and due dates ranging from 10/14/16 to 6/5/36, valued at $102,000,904)	100,000,000	100,000,000
Interest in $37,000,000 tri-party term repurchase agreement dated 12/23/14 with BNP Paribas US due 2/20/15 — maturity value of $37,014,553 for an effective yield of 0.24% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.658% to 7.875% and due dates ranging from 3/6/15 to 11/15/41, valued at $38,850,000) IR	37,000,000	37,000,000
Interest in $50,000,000 tri-party term repurchase agreement dated 1/30/15 with J.P. Morgan Securities, Inc. due 2/6/15 — maturity value of $50,000,583 for an effective yield of 0.06% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000% to 13.000% and due dates ranging from 3/1/15 to 1/4/50, valued at $51,002,324)	50,000,000	50,000,000
Total repurchase agreements (cost $961,072,000)		$961,072,000

Short Term Investment Fund     17

COMMERCIAL PAPER (19.7%)*	Yield (%)	Maturity date	Principal amount	Value
ABN AMRO Funding USA, LLC	0.200	2/9/15	$17,700,000	$17,699,361
ABN AMRO Funding USA, LLC	0.150	2/13/15	1,750,000	1,749,911
American Honda Finance Corp.	0.140	2/9/15	4,560,000	4,559,860
American Honda Finance Corp.	0.120	2/18/15	12,000,000	11,999,303
Apple, Inc.	0.100	4/13/15	10,000,000	9,996,573
Apple, Inc.	0.100	3/24/15	30,350,000	30,343,253
BMW US Capital, LLC	0.118	2/3/15	20,000,000	19,999,712
BPCE SA (France)	0.175	3/3/15	20,000,000	19,996,876
Coca-Cola Co. (The)	0.130	3/17/15	26,000,000	25,996,643
Coca-Cola Co. (The)	0.130	2/6/15	15,200,000	15,199,763
Commonwealth Bank of Australia (Australia)	0.180	3/24/15	26,000,000	25,995,164
Commonwealth Bank of Australia (Australia)	0.160	3/3/15	14,135,000	14,133,722
DnB Bank ASA (Norway)	0.205	5/27/15	4,000,000	3,997,179
DnB Bank ASA (Norway)	0.190	3/13/15	14,000,000	13,997,910
DnB Bank ASA (Norway)	0.170	4/1/15	13,000,000	12,996,872
DnB Bank ASA (Norway)	0.120	3/2/15	5,000,000	4,999,482
Eli Lilly & Co.	0.120	2/23/15	40,000,000	39,996,988
Export Development Canada (Canada)	0.135	5/4/15	33,700,000	33,690,938
Export Development Canada (Canada)	0.130	7/2/15	15,000,000	14,990,183
Export Development Canada (Canada)	0.100	4/1/15	16,000,000	15,997,805
Export Development Canada (Canada)	0.100	2/24/15	30,000,000	29,998,875
General Electric Capital Corp.	0.130	3/13/15	38,000,000	37,995,565
HSBC Bank PLC 144A (United Kingdom)	0.244	10/2/15	14,000,000	13,998,152
HSBC USA, Inc. (United Kingdom)	0.170	3/2/15	7,000,000	6,999,150
HSBC USA, Inc. (United Kingdom)	0.170	2/3/15	16,000,000	15,999,840
HSBC USA, Inc. (United Kingdom)	0.150	3/10/15	3,000,000	2,999,506
Kaiser Foundation Hospitals	0.130	2/4/15	21,435,000	21,434,792
National Australia Bank, Ltd. (Australia)	0.190	3/27/15	5,000,000	4,999,106
National Australia Bank, Ltd. 144A (Australia)	0.140	2/18/15	20,000,000	19,999,188
Nestle Finance International, Ltd. (Switzerland)	0.130	2/20/15	5,000,000	4,999,825
Nestle Finance International, Ltd. (Switzerland)	0.080	3/17/15	21,599,000	21,596,745
Nordea Bank AB (Sweden)	0.200	4/14/15	40,500,000	40,486,319
Proctor & Gamble Co. (The)	0.090	2/9/15	35,000,000	34,999,514
Prudential PLC (United Kingdom)	0.180	4/14/15	1,000,000	999,591
Prudential PLC (United Kingdom)	0.170	3/10/15	19,000,000	18,996,666
Roche Holdings, Inc. (Switzerland)	0.110	2/9/15	27,000,000	26,999,249
Roche Holdings, Inc. (Switzerland)	0.100	5/11/15	5,000,000	4,997,265
Roche Holdings, Inc. (Switzerland)	0.090	2/18/15	9,000,000	8,999,492
Simon Property Group LP	0.130	3/18/15	10,000,000	9,997,741
Simon Property Group LP	0.120	3/23/15	2,400,000	2,399,379
Simon Property Group LP	0.110	2/18/15	7,500,000	7,499,458
Simon Property Group LP	0.100	2/11/15	17,500,000	17,499,242
Simon Property Group LP 144A	0.120	2/6/15	4,000,000	3,999,899
Skandinaviska Enskilda Banken AB (Sweden)	0.130	2/3/15	17,500,000	17,499,864
Standard Chartered Bank/New York 144A	0.230	4/8/15	9,000,000	8,996,765
Standard Chartered Bank/New York 144A	0.200	2/9/15	29,000,000	28,999,194

18     Short Term Investment Fund

COMMERCIAL PAPER (19.7%)* cont.	Yield (%)	Maturity date	Principal amount	Value
State Street Corp.	0.190	5/5/15	$24,000,000	$23,988,367
State Street Corp.	0.150	3/2/15	16,000,000	15,998,470
Swedbank AB (Sweden)	0.180	2/23/15	3,000,000	2,999,794
Swedbank AB (Sweden)	0.170	2/9/15	1,700,000	1,699,960
Toyota Motor Credit Corp.	0.140	2/10/15	33,500,000	33,499,079
Total commercial paper (cost $830,908,257)				$830,913,550

ASSET-BACKED COMMERCIAL PAPER (12.7%)*	Yield (%)	Maturity date	Principal amount	Value
Bedford Row Funding Corp.	0.150	2/17/15	$4,000,000	$3,999,810
Bedford Row Funding Corp.	0.140	3/16/15	20,000,000	19,996,500
Bedford Row Funding Corp. 144A	0.150	4/23/15	10,000,000	9,995,965
Chariot Funding, LLC	0.190	4/9/15	37,950,000	37,935,017
CHARTA, LLC	0.130	2/25/15	11,000,000	10,998,876
Ciesco, LLC	0.170	2/10/15	1,100,000	1,099,961
Ciesco, LLC	0.170	2/4/15	19,000,000	18,999,709
Collateralized Commercial Paper Co., LLC	0.230	4/6/15	40,000,000	39,986,508
Fairway Finance, LLC (Canada)	0.170	2/11/15	16,500,000	16,499,269
Fairway Finance, LLC (Canada)	0.160	4/6/15	13,000,000	12,995,615
Fairway Finance, LLC (Canada)	0.160	2/9/15	10,000,000	9,999,644
Gotham Funding Corp. (Japan)	0.150	2/5/15	6,000,000	5,999,860
Gotham Funding Corp. (Japan)	0.150	2/3/15	29,000,000	28,999,548
Gotham Funding Corp. 144A (Japan)	0.180	4/20/15	5,000,000	4,997,634
Govco, LLC	0.150	2/3/15	5,330,000	5,329,935
Govco, LLC	0.130	2/11/15	15,000,000	14,999,417
Jupiter Securitization Co., LLC	0.190	4/9/15	26,000,000	25,990,731
Jupiter Securitization Co., LLC	0.150	3/10/15	13,500,000	13,497,864
Liberty Street Funding, LLC (Canada)	0.180	4/24/15	4,000,000	3,997,984
Liberty Street Funding, LLC 144A (Canada)	0.190	4/15/15	5,000,000	4,997,813
Liberty Street Funding, LLC 144A (Canada)	0.170	2/18/15	7,000,000	6,999,409
Liberty Street Funding, LLC 144A (Canada)	0.140	2/9/15	24,000,000	23,999,014
Manhattan Asset Funding Co., LLC 144A (Japan)	0.212	4/14/15	40,000,000	39,982,816
MetLife Short Term Funding, LLC	0.150	2/18/15	4,000,000	3,999,726
MetLife Short Term Funding, LLC 144A	0.120	2/9/15	36,000,000	35,998,819
Old Line Funding, LLC 144A	0.250	5/7/15	26,950,000	26,935,695
Old Line Funding, LLC 144A	0.240	5/15/15	8,000,000	7,995,217
Old Line Funding, LLC 144A	0.220	3/17/15	4,000,000	3,999,274
Regency Markets No. 1, LLC 144A	0.150	2/19/15	40,000,000	39,996,444
Thunder Bay Funding, LLC	0.155	3/2/15	7,500,000	7,498,898
Thunder Bay Funding, LLC 144A	0.240	5/15/15	27,225,000	27,206,737
Working Capital Management Co. (Japan)	0.170	2/3/15	13,500,000	13,499,820
Working Capital Management Co. (Japan)	0.160	2/6/15	5,500,000	5,499,872
Total asset-backed commercial paper (cost $534,927,400)				$534,929,401

Short Term Investment Fund     19

CERTIFICATES OF DEPOSIT (7.9%)*	Interest rate (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./New York, NY	0.130	2/6/15	$39,000,000	$38,999,848
Bank of America, NA	0.250	2/12/15	18,000,000	18,001,105
Canadian Imperial Bank of Commerce/New York, NY	0.120	2/25/15	35,000,000	35,000,000
Citibank, NA	0.250	3/27/15	15,400,000	15,401,673
Citibank, NA	0.230	2/6/15	3,500,000	3,500,048
Citibank, NA	0.130	2/2/15	4,500,000	4,500,030
DnB NOR Bank ASA/New York (Norway)	0.185	2/24/15	4,075,000	4,075,184
National Australia Bank, Ltd. FRN (Australia)	0.233	2/26/15	15,500,000	15,501,392
Svenska Handelsbanken/New York, NY (Sweden)	0.190	2/9/15	5,500,000	5,500,046
Svenska Handelsbanken/New York, NY (Sweden)	0.185	2/23/15	29,000,000	29,000,481
Swedbank AB/New York	0.110	2/5/15	37,000,000	37,000,000
Toronto-Dominion Bank/NY (Canada)	0.140	3/5/15	30,000,000	30,000,000
Toronto-Dominion Bank/NY FRN (Canada)	0.258	11/18/15	10,000,000	9,998,350
U.S. Bank, NA/Cincinnati, OH	0.160	4/27/15	40,000,000	40,000,976
U.S. Bank, NA/Cincinnati, OH	0.130	2/2/15	36,000,000	36,000,151
Wells Fargo Bank, NA	0.180	3/17/15	10,000,000	10,000,894
Total certificates of deposit (cost $332,477,928)				$332,480,178

MUNICIPAL BONDS AND NOTES (6.1%)*	Yield (%)	Maturity date	Rating**	Principal amount	Value
Connecticut (0.5%)
Yale University Commercial Paper	0.100	2/2/15	P-1	$19,500,000	$19,499,838
					19,499,838
District of Columbia (0.9%)
American University Commercial Paper, Ser. A	0.180	2/5/15	A-1	15,000,000	14,999,850
American University Commercial Paper, Ser. A	0.160	2/23/15	A-1	10,000,000	9,999,200
American University Commercial Paper, Ser. A	0.150	3/23/15	A-1	7,000,000	6,998,670
American University Commercial Paper, Ser. A	0.110	2/4/15	A-1	5,000,000	4,999,950
					36,997,670
Illinois (0.9%)
University of Chicago Commercial Paper, Ser. A	0.122	3/2/15	P-1	20,000,000	19,998,000
University of Chicago Commercial Paper, Ser. A	0.110	3/17/15	P-1	20,000,000	19,997,400
					39,995,400
Maryland (0.7%)
Johns Hopkins University Commercial Paper, Ser. C	0.120	2/19/15	P-1	15,575,000	15,575,312
Johns Hopkins University Commercial Paper, Ser. C	0.120	2/18/15	P-1	12,000,000	12,000,240
					27,575,552

20     Short Term Investment Fund

MUNICIPAL BONDS AND NOTES (6.1%)* cont.	Yield (%)	Maturity date	Rating**	Principal amount	Value
Massachusetts (0.9%)
President and Fellows of Harvard College Commercial Paper	0.150	5/6/15	P-1	$28,707,000	$28,699,040
President and Fellows of Harvard College Commercial Paper	0.100	2/18/15	P-1	12,652,000	12,651,666
					41,350,706
Michigan (0.8%)
Trinity Health Corporation Commercial Paper	0.110	2/10/15	P-1	32,850,000	32,848,995
					32,848,995
North Carolina (0.5%)
Duke University Commercial Paper, Ser. B-98	0.120	3/24/15	A-1+	15,000,000	14,996,666
Duke University Commercial Paper, Ser. B-98	0.120	2/10/15	A-1+	7,000,000	6,999,786
					21,996,452
Texas (0.9%)
Texas A&M University Commercial Paper, Ser. B	0.160	5/20/15	A-1+	12,500,000	12,500,000
Texas Tech University Commercial Paper, Ser. A	0.150	2/12/15	A-1+	10,000,000	10,000,200
University of Texas System Permanent University Fund (The) Commercial Paper, Ser. B	0.110	2/3/15	A-1+	10,000,000	10,000,000
University of Texas System (The) Commercial Paper, Ser. A	0.120	3/17/15	P-1	6,000,000	6,000,300
					38,500,500
Total municipal bonds and notes (cost $258,761,039)					$258,765,113

U.S. TREASURY OBLIGATIONS (4.5%)*	Yield (%)	Maturity date	Principal amount	Value
U.S. Treasury Bills	0.105	6/18/15	$20,500,000	$20,497,479
U.S. Treasury Notes FRN	0.104	1/31/17	42,150,000	42,149,149
U.S. Treasury Notes FRN	0.090	7/31/16	33,810,000	33,809,324
U.S. Treasury Notes FRN	0.089	4/30/16	31,600,000	31,599,994
U.S. Treasury Notes FRN	0.073	10/31/16	35,500,000	35,485,406
U.S. Treasury Notes FRN	0.065	1/31/16	24,500,000	24,500,000
Total U.S. treasury obligations (cost $188,050,015)				$188,041,352

TIME DEPOSITS (2.5%)*	Interest rate (%)	Maturity date	Principal amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman Islands (Cayman Islands)	0.050	2/2/15	$42,000,000	$42,000,000
Credit Agricole Corporate and Investment Bank/Grand Cayman (Cayman Islands)	0.060	2/2/15	21,000,000	21,000,000
Svenska Handelsbanken/Cayman Islands (Sweden)	0.040	2/2/15	42,000,000	42,000,000
Total time deposits (cost $105,000,000)				$105,000,000

Short Term Investment Fund     21

CORPORATE BONDS AND NOTES (0.9%)*	Interest rate (%)	Maturity date	Principal amount	Value
Wells Fargo & Co. sr. unsec. unsub. notes, Ser. MTN	1.250	2/13/15	$30,000,000	$30,006,900
Westpac Banking Corp. sr. unsec. unsub. notes (Australia)	4.200	2/27/15	9,200,000	9,222,420
Total corporate bonds and notes (cost $39,236,138)				$39,229,320

TOTAL INVESTMENTS
Total investments (cost $4,257,414,281)	$4,257,498,398

Key to holding’s abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $4,215,231,136.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

[k]	The rates shown are the current interest rates at the close of the reporting period.
IR	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	81.4%
Canada	5.0
Sweden	3.3
Japan	2.3
Australia	2.1
Switzerland	1.6
Cayman Islands	1.5
United Kingdom	1.4
Norway	0.9
France	0.5
Total	100.0%

22     Short Term Investment Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$534,929,401	$—
Certificates of deposit	—	332,480,178	—
Commercial paper	—	830,913,550	—
Corporate bonds and notes	—	39,229,320	—
Municipal bonds and notes	—	258,765,113	—
Repurchase agreements	—	961,072,000	—
Time deposits	—	105,000,000	—
U.S. government agency obligations	—	1,007,067,484	—
U.S. treasury obligations	—	188,041,352	—
Totals by level	$—	$4,257,498,398	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund     23

Statement of assets and liabilities 1/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,296,342,281)	$3,296,426,398
Repurchase agreements (identified cost $961,072,000)	961,072,000
Cash	79
Interest and other receivables	505,583
Prepaid assets	12,976
Total assets	4,258,017,036
LIABILITIES
Payable for investments purchased	42,148,539
Payable for custodian fees (Note 2)	14,491
Payable for investor servicing fees (Note 2)	66,227
Payable for administrative services (Note 2)	33,093
Distributions payable to shareholders	345,508
Other accrued expenses	178,042
Total liabilities	42,785,900
Net assets	$4,215,231,136

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,215,233,305
Distributions in excess of net investment income (Note 1)	(87,636)
Accumulated net realized gain on investments (Note 1)	1,350
Net unrealized appreciation of investments	84,117
Total — Representing net assets applicable to capital shares outstanding	$4,215,231,136
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class P share ($4,215,231,136 divided by 4,215,233,305 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

24     Short Term Investment Fund

Statement of operations Six months ended 1/31/15 (Unaudited)
INVESTMENT INCOME	$1,999,991

EXPENSES
Compensation of Manager (Note 2)	4,655,563
Investor servicing fees (Note 2)	184,685
Custodian fees (Note 2)	30,386
Trustee compensation and expenses (Note 2)	41,994
Administrative services (Note 2)	58,260
Other	284,039
Fees waived and reimbursed by Manager (Note 2)	(4,655,563)
Total expenses	599,364
Expense reduction (Note 2)	—
Net expenses	599,364
Net investment income	1,400,627

Net realized gain on investments (Notes 1 and 3)	88
Net unrealized appreciation of investments during the period	98,252
Net gain on investments	98,340
Net increase in net assets resulting from operations	$1,498,967

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund     25

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
	Operations:
	Net investment income	$1,400,627	$1,848,194
	Net realized gain on investments	88	3,255
	Net unrealized appreciation (depreciation) of investments	98,252	(134,786)
	Net increase in net assets resulting from operations	1,498,967	1,716,663
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class P	(1,480,053)	(1,858,397)
	Increase from capital share transactions (Note 4)	704,884,648	828,058,728
	Total increase in net assets	704,903,562	827,916,994
	NET ASSETS
	Beginning of period	3,510,327,574	2,682,410,580
	End of period (including distributions in excess of net investment income of $87,636 and $8,210, respectively)	$4,215,231,136	$3,510,327,574
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

26     Short Term Investment Fund

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Short Term Investment Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,c]	Ratio of net investment income (loss) to average net assets (%)[c]	Portfolio turnover (%)
Class P
January 31, 2015**	$1.00	0.0004	—[d]	0.0004	(0.0004)	(0.0004)	$1.00	.04*	$4,215,231	.02*	.04*	—*
July 31, 2014	1.00	0.0007	—[d]	0.0007	(0.0007)	(0.0007)	1.00	.07	3,510,328.03		.07	72
July 31, 2013†	1.00	0.0002	—[d]	0.0002	(0.0002)	(0.0002)	1.00	.02*	2,682,411	.03*	.02*	—

* Not annualized.

** Unaudited.

† For the period February 19, 2013 (commencement of operations) to July 31, 2013.

a  Total return assumes dividend reinvestment.

b  Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
January 31, 2015	0.13%
July 31, 2014	0.25
July 31, 2013	0.11

d  Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

28	Short Term Investment Fund	Short Term Investment Fund	29

Notes to financial statements 1/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through January 31, 2015.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (for example, U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (for example, Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.–dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange

30     Short Term Investment Fund

rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $4,257,414,281, resulting in gross unrealized appreciation and depreciation of $134,010 and $49,893, respectively, or net unrealized appreciation of $84,117.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which

Short Term Investment Fund     31

may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through November 30, 2015. During the reporting period, the fund waived $4,655,563 as a result of this waiver.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,240, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

32     Short Term Investment Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of short-term investment securities aggregated $97,246,966,948 and $96,597,090,409, respectively.

During the reporting period, cost of purchases and proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$—	$—
U.S. government securities (Long-term)	95,810,973	—
Total	$95,810,973	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/15		Year ended 7/31/14
Class P	Shares	Amount	Shares	Amount
Shares sold	10,240,826,669	$10,240,826,669	18,979,593,964	$18,979,593,964
Shares issued in connection with reinvestment of distributions	—	—	—	—
	10,240,826,669	10,240,826,669	18,979,593,964	18,979,593,964
Shares repurchased	(9,535,942,021)	(9,535,942,021)	(18,151,535,236)	(18,151,535,236)
Net increase	704,884,648	$704,884,648	828,058,728	$828,058,728

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund     33

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BNP Paribas US	Citigroup Global Markets, Inc.	Credit Suisse Securities (USA), LLC	Goldman, Sachs & Co.	J.P. Morgan Securities, Inc.	Merrill Lynch, Pierce, Fenner and Smith, Inc.	Total
Assets:
Repurchase agreements**	$25,000,000	$265,620,000	$103,972,000	$245,700,000	$25,000,000	$100,000,000	$50,000,000	$145,780,000	$961,072,000
Total Assets	$25,000,000	$265,620,000	$103,972,000	$245,700,000	$25,000,000	$100,000,000	$50,000,000	$145,780,000	$961,072,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$25,000,000	$265,620,000	$103,972,000	$245,700,000	$25,000,000	$100,000,000	$50,000,000	$145,780,000	$961,072,000
Total collateral received (pledged)†##	$25,000,000	$265,620,000	$103,972,000	$245,700,000	$25,000,000	$100,000,000	$50,000,000	$145,780,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—

**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

34	Short Term Investment Fund	Short Term Investment Fund	35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36     Short Term Investment Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA117
292759 3/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015